Exhibit 99.1
MERCANTILE BANCORP FINALIZES SALE OF TWO ILLINOIS AFFILIATE BANKS
Quincy, IL, March 1, 2010 — Mercantile Bancorp, Inc. (NYSE Amex: MBR) announced today it has completed the sale of Brown County State Bank and Marine Bank & Trust to United Community Bancorp, Inc., of Chatham, Illinois for approximately $25.8 million. The transaction, which closed on February 26, 2010 following regulatory approval, resulted in a pre-tax gain of $4.0 million.
The proceeds of the sale, which will be reported in first quarter 2010 earnings, will be used to further strengthen the Company’s capital position and strategically reduce its outstanding debt obligations. This sale, announced in November 2009, was a stage in the Company’s multi-tiered recapitalization plan.
“In this current regulatory climate, the focus has been upon banks significantly improving capital and liquidity to protect themselves and their customers from the stresses of the economic environment we have found ourselves in these past two years,” stated Ted T. Awerkamp, President and CEO. “As with many community banks across the country, we have been working with our various state and federal regulatory agencies to meet or exceed their specific directives and expectations, and we will continue to do so.”
About Mercantile Bancorp
Mercantile Bancorp, Inc. is a Quincy, Illinois-based bank holding company with majority-owned subsidiaries consisting of one bank each in Illinois, Kansas and Florida, where the Company conducts full-service commercial and consumer banking business, engages in mortgage banking, trust services and asset management, and provides other financial services and products. The Company also operates Mercantile Bank branch offices in Indiana and Missouri. In addition, the Company has minority investments in eight community banks in Missouri, Georgia, Florida, Colorado, California and Tennessee. Further information is available on the company’s website at www.mercbanx.com.
Forward-Looking Statements
This press release may contain “forward-looking statements” which reflect the Company’s current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (“the Act”) provides a safe harbor for forward-looking statements that are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, the Company, together with its subsidiaries, claims the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that

4

may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors that may cause actual results to differ from expectations, are set forth in our Annual Report on Form 10-K for the year ended December 31, 2008, and Forms 10-Q for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009, as on file with the Securities and Exchange Commission, and include, among other factors, the following: general business and economic conditions on both a regional and national level; fluctuations in real estate values; the level and volatility of the capital markets, interest rates, and other market indices; changes in consumer and investor confidence in, and the related impact on, financial markets and institutions; estimates of fair value of certain Company assets and liabilities; federal and state legislative and regulatory actions; various monetary and fiscal policies and governmental regulations; changes in accounting standards, rules and interpretations and their impact on the Company’s financial statements. The words “believe,” “expect,” “anticipate,” “project,” and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements. Any forward-looking statements in this release speak only as of the date of the release, and we do not assume any obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.
###

5